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                                                                  Exhibit 99.1

[Cenveo logo]

                                                                  NEWS RELEASE


               CENVEO CORPORATION, SUBSIDIARY OF CENVEO, INC.,
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                         MAKES CHANGE OF CONTROL OFFER
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                      BY EXTENDING AND REVISING OFFER FOR
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                   8-3/8% SENIOR SUBORDINATED NOTES DUE 2014
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                     OF CADMUS COMMUNICATIONS CORPORATION
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STAMFORD, CT - (MARCH 23, 2007) - Cenveo, Inc. (NYSE: CVO, "Cenveo") announced today that its wholly owned subsidiary, Cenveo Corporation, a Delaware corporation (the "Company"), has extended and modified its offer to purchase all of the outstanding $125,000,000 aggregate principal amount of 8-3/8%
Senior Subordinated Notes due 2014 of Cadmus Communications Corporation (CUSIP No. 127587AD5) (the "Notes"). The Company had made a cash tender offer to purchase any or all of the Notes pursuant to its Offer to Purchase and Consent Solicitation Statement dated March 5, 2007 (the "Offer to Purchase").

The Company has revised the tender offer by:

o extending the scheduled expiration of the tender offer until 5:00 p.m. (New York time) on April 18, 2007 (the "Expiration Date");

o offering to purchase each Note that is properly tendered and not withdrawn prior to the Expiration Date for a cash price (such price, the "Change of Control Payment Amount") equal to 101% of the outstanding principal amount thereof, plus any accrued and unpaid interest thereon to the Change of Control Payment Date (as defined below); and

o waiving the conditions to the offer set forth in the Offer to Purchase under "Conditions to the Offer".


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Section 4.16 of the indenture governing the Notes (the "Indenture") provides that, following a "change of control" of Cadmus Communications Corporation ("Cadmus"), Cadmus is required to make an offer to purchase any or all of the Notes (equal in principal amount to $1,000 and integral multiples thereof) for the Change of Control Payment Amount and that all Notes tendered will be accepted for payment. On March 7, 2007, Cenveo completed the acquisition of Cadmus. The acquisition was effected by merging Mouse Acquisition Corp. ("Merger Sub"), an indirect wholly owned subsidiary of Cenveo, with and into Cadmus pursuant to, and in accordance with, the Agreement of Merger dated December 26, 2006 among Cenveo, Merger Sub and Cadmus. Pursuant to the terms of the Merger Agreement, each outstanding share of Cadmus common stock that was issued and outstanding immediately prior to the consummation of the merger was converted into the right to receive an amount in cash equal to $24.75 per share, without interest. Upon the closing of the merger, Cadmus became an indirect wholly owned subsidiary of Cenveo and the common stock of Cadmus, which traded under the symbol "CDMS", has ceased trading on, and was delisted from, The NASDAQ Global Market. The merger was a "change of control" of Cadmus within the meaning of the Indenture (following the merger, Cadmus was merged into the Company). This press release constitutes a formal notice of the "change of control" of Cadmus and is being made to enable the holders of the Notes (each a "Holder") to exercise their rights under the Indenture.

Notes tendered pursuant to the Offer may be validly withdrawn at any time on or before 5:00 p.m. (New York time) on April 19, 2007 (the "Withdrawal Date"), if, not later than 5:00 p.m. (New York time) on the Withdrawal Date, U.S. Bank National Association (the "Depositary") receives a letter or facsimile transmission thereof, setting forth the name of the Holder, the principal amount of Notes delivered for purchase and a statement that such Holder is withdrawing his election to have the Notes purchased. Any Notes tendered after 5:00 p.m. (New York time) on the Withdrawal Date may not be withdrawn unless the Company is otherwise required by applicable law to permit the withdrawal. All Notes not tendered will continue to accrue interest. However, unless the Company defaults in the payment of the Change of Control Payment Amount, all Notes accepted for payment will cease to accrue interest after the Change of Control Payment Date.

Holders electing to have any Notes purchased will be required to surrender the Notes, with the form entitled "Option of Holder to Elect Purchase" on the reverse of the Notes completed, to the


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Depositary at the address specified in the Offer to Purchase prior to 5:00
p.m. (New York time) on the Expiration Date. Holders whose Notes are being purchased only in part will be issued new Notes equal in principal amount to the unpurchased portion of the Notes surrendered, which unpurchased portion must be equal to $1,000 in principal amount or an integral multiple thereof.

Payment of the Change of Control Payment Amount will be made on April 23, 2007, which is three business days after the Expiration Date (the "Change of Control Payment Date").

The Company will, in connection with the modifications to the offer to purchase the Notes set forth herein, distribute a new Letter of Transmittal, which will be printed on green paper, to the holders of Notes. To validly tender Notes pursuant to the Offer to Purchase, Holders must deliver the tendered Notes, the Option of Holder to Elect Purchase form, the Letter of Transmittal and the related documents to the Depositary on or before the Expiration Date. To validly tender Notes pursuant to the Offer to Purchase, DTC participants must, in lieu of physically completing, signing and delivering the Letter of Transmittal to the Depositary, electronically transmit tenders in the Offer to DTC through DTC's Automated Tender Offer Program ("ATOP"), and follow the procedure for book-entry transfer set forth in the Offer to Purchase.

Except as modified hereby or by the press release issued by Cenveo, Inc. on March 19, 2007, the complete terms and conditions of the tender offer are described in the Offer to Purchase copies of which may be obtained by contacting MacKenzie Partners, Inc., the information agent for the offer, at
(212) 929-5500 (collect) or (800) 322-2885 (U.S. toll-free). Wachovia
Securities and JPMorgan are the dealer managers and solicitation agents for the tender offer. Additional information concerning the tender offer may be obtained by contacting Wachovia Securities, Liability Management Group, at
(704) 715-8341 (collect) or (866) 309-6316 (US toll-free) or JPMorgan, High Yield Capital Markets, at (212) 270-3994 (collect).

This press release does not constitute an offer to sell or a solicitation of an offer to buy any Notes or other securities, nor shall there be any sale of any Notes or other securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The tender offer is being made solely by the Offer to Purchase, as modified hereby or by the press release issued by Cenveo, Inc. on March 19, 2007.


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CENVEO (NYSE: CVO), HEADQUARTERED IN STAMFORD, CONNECTICUT, IS A LEADER IN THE
MANAGEMENT AND DISTRIBUTION OF PRINT AND RELATED PRODUCTS AND SERVICES. THE COMPANY PROVIDES ITS CUSTOMERS WITH LOW-COST SOLUTIONS WITHIN ITS CORE BUSINESSES OF COMMERCIAL PRINTING AND PACKAGING, ENVELOPE, FORM, AND LABEL MANUFACTURING, AND PUBLISHER SERVICES; OFFERING ONE-STOP SERVICES FROM DESIGN THROUGH FULFILLMENT. WITH 10,000 EMPLOYEES WORLDWIDE, CENVEO DELIVERS EVERYDAY FOR ITS CUSTOMERS THROUGH A NETWORK OF PRODUCTION, FULFILLMENT, CONTENT MANAGEMENT, AND DISTRIBUTION FACILITIES ACROSS THE GLOBE. FOR MORE INFORMATION PLEASE VISIT US AT WWW.CENVEO.COM.


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Statements made in this release, other than those concerning historical financial information, may be considered "forward-looking statements," which are based upon current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. In view of such uncertainties, investors should not place undue reliance on our forward-looking statements. Such statements speak only as of the date of this release, and we undertake no obligation to update any forward-looking statements made herein. Factors that could cause actual results to differ materially from management's expectations include, without limitation: (1) our substantial indebtedness impairing our financial condition and limiting our ability to incur additional debt; (2) the terms of our indebtedness imposing significant restrictions on our operating and financial flexibility; (3) the potential to incur additional indebtedness, exacerbating the above factors; (4) cross default provisions in our indebtedness, which could cause all of our debt to become due and payable as a result of a default under an unrelated debt instrument; (5) our ability to successfully integrate acquisitions; (6) intense competition in our industry;
(7) the absence of long-term customer agreements in our industry, subjecting our business to fluctuations; (8) factors affecting the U.S. postal services impacting demand for our products; (9) increases in paper costs and decreases in its availability; (10) our history of losses and ability to return to consistent profitability; (11) the availability of the Internet and other electronic media affecting demand for our products; (12) our labor relations;
(13) compliance with environmental rules and regulations; (14) dependence on key management personnel; and (15) general economic, business and labor conditions. This list of factors is not exhaustive, and new factors may emerge or changes to the foregoing factors may occur that would impact the Company's business. Additional information regarding these and other factors can be found in Cenveo, Inc.'s periodic filings with the SEC, which are available at http://www.cenveo.com.

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Inquiries from analysts and investors should be directed to Robert G. Burton,
Jr. at (203) 595-3005.